                                                                                                  COMBINATION VARIABLE AND FIXED
                                                                                                        ROLLOVER IRA APPLICATION
--------------------------------------------------- ------------------------------------------ -----------------------------------
1. OWNER/ANNUITANT                                  Street, City, State, Zip Code              Date of Birth (Month/Day/Year)
     (First, Middle, Last Name)


     Phone Number(s):                                                                          Social Security No.
                     -----------------------------------------------------------                                  ----------------

                                                    |_| Male      |_| Female


--------------------------------------------------- ------------------------------------------ -----------------------------------
2. CUSTODIAN (If applicable)                        Street, City, State, Zip Code              Phone Number(s):
     (First, Middle, Last Name)


----------------------------------------------------------------------------------------------------------------------------------
3.  (A) PRIMARY BENEFICIARY(IES) (If more than one - indicate %)                                 Relationship to Annuitant:


    (B) SUCCESSOR BENEFICIARY(IES) (If any) (If more than one - indicate %)                      Relationship to Annuitant:


----------------------------------------------------------------------------------------------------------------------------------
4. SUCCESSOR ANNUITANT/OWNER INFORMATION (Optional)
Must be Annuitant's spouse and the sole primary Beneficiary named in Number 3(a) above.
Complete the following:    _________________________________  ________________________________
                           Spouse's Social Security No.       Spouse's Date of Birth (Month/Day/Year)
----------------------------------------------------------------------------------------------------------------------------------
5. AGE AT WHICH ANNUITY PAYMENTS ARE TO COMMENCE ____________________
----------------------------------------------------------------------------------------------------------------------------------
6. INITIAL CONTRIBUTION INFORMATION
TOTAL INITIAL CONTRIBUTION: $_______________          |_| By check payable to Equitable Life    |_| By Wire
----------------------------------------------------------------------------------------------------------------------------------
7.  ALLOCATION  Fill in the initial  contribution  allocation to the  Investment Options below.

(A) INITIAL CONTRIBUTION ALLOCATION TO INVESTMENT FUNDS:

     ASSET ALLOCATION SERIES:                                            EQUITY SERIES:
     |_| Conservative Investors............._______% or $_______         |_| Growth & Income......._______% or $_______
     |_| Growth Investors..................._______% or $_______         |_| Common Stock.........._______% or $_______
     FIXED INCOME SERIES:                                                |_| Global................_______% or $_______
     |_| Money Market......................._______% or $_______         |_| International........._______% or $_______
     |_| Quality Bond......................._______% or $_______         |_| Aggressive Stock......_______% or $_______
     |_| Intermediate Gov't Securities......_______% or $_______

(B) INITIAL CONTRIBUTION ALLOCATION TO GUARANTEED PERIOD ACCOUNT:
Each Guarantee Period expires on February 15 of the maturity year. See the prospectus for allocation restrictions which apply to
Annuitants age 65 and above.

|_|1996 ______% or $______      |_|2000 ______% or $______       |_|2004 ______% or $______      |_|2008 ______% or $______

|_|1997 ______% or $______      |_|2001 ______% or $______       |_|2005 ______% or $______      |_|2009 ______% or $______

|_|1998 ______% or $______      |_|2002 ______% or $______       |_|2006 ______% or $______      |_|2010 ______% or $______

|_|1999 ______% or $______      |_|2003 ______% or $______       |_|2007 ______% or $______

                                                     TOTAL INITIAL CONTRIBUTION:  100% OR $_______
----------------------------------------------------------------------------------------------------------------------------------


                          EQUITABLE LIFE, INCOME MANAGEMENT GROUP, P.O. BOX 13014, NEWARK, N.J. 07188-0014
                                                           (800) 789-7771
IRASEC

----------------------------------------------------------------------------------------------------------------------------------

8. |_| MINIMUM DISTRIBUTION WITHDRAWALS (Can only be elected if the Annuitant will attain age 70 1/2 in the current calendar year.)
The minimum withdrawal amount is $250.

WITHHOLDING ELECTION INFORMATION

    A.   |_| I do not want to have Federal income tax withheld.  (U.S. residence address and Social Security No. required)
    B.   |_| I want to have 10% Federal income tax withheld from each withdrawal.  (You may also designate an additional amount in line "C.")
    C.   |_| I want the following additional amount withheld from each withdrawal $______________.  (You must also complete line
             "B.")
    See the prospectus for Withholding Election Instructions.
----------------------------------------------------------------------------------------------------------------------------------
9. TELEPHONE TRANSFER AUTHORIZATION ________________ Annuitant's Initials

I authorize Equitable Life to act upon transfer instructions given by telephone from _____________________________ (name of your registered representative) upon furnishing the proper identification. Neither Equitable Life nor any person authorized by Equitable
Life will be responsible for any claim, loss, liability or expense in connection with transfer instructions received by telephone from such person if Equitable Life or such other person acted on such telephone instructions in good faith in reliance upon this authorization. Equitable Life will continue to act upon this authorization until such time as I notify Equitable Life otherwise in writing.
----------------------------------------------------------------------------------------------------------------------------------
10. SPECIAL INSTRUCTIONS


----------------------------------------------------------------------------------------------------------------------------------
11. SUITABILITY

A.  Did you receive THE INCOME MANAGER IRA prospectus?                   |_| Yes      |_| No

    ------------------------------------                         -----------------------------------
    Date of Prospectus                                           Date(s) of any Supplement(s) to Prospectus

B. Will any existing insurance or annuity be (or has it been) replaced or changed, assuming the Certificate applied for will be
issued? |_| Yes |_| No If Yes, complete the following:

    ----------      ---------------         -------------------------------     ------------------------
    Year Issued     Type of Plan            Company                             Certificate/Contract Number

    ----------------------------------------------------------------------------
    Company Address
----------------------------------------------------------------------------------------------------------------------------------
12. AGREEMENT

All information and statements furnished in this application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any Certificate on behalf of
Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment and are not guaranteed unless held to the Expiration Date.

                                        LAWS IN YOUR STATE MAY MAKE IT A CRIME TO FILL OUT AN
                                        INSURANCE OR ANNUITY APPLICATION WITH INFORMATION YOU
                                            KNOW IS FALSE OR TO LEAVE OUT MATERIAL FACTS.


--------------------------------------------------------------------------------        ------------------------------
Signature of Annuitant                                                 Date             Signed at (City, State)
----------------------------------------------------------------------------------------------------------------------------------

Do you have reason to believe that the Certificate applied for will replace any existing annuity or life insurance on the life
of the annuitant?          |_| Yes      |_| No                (In Florida only) Florida License ID No. _______________

----------------------------------------------------------------------------------------------------------------------------------
Registered Representative Signature               Print Name & No. of Registered Representative

----------------------------------------------------------------------------------------------------------------------------------
Registered Representative Soc. Sec. No./TIN      Broker-Dealer/Branch       Client Account No.
----------------------------------------------------------------------------------------------------------------------------------


IRASEC


                                                                                                        COMBINATION VARIABLE AND
                                                                                                        FIXED NON-QUALIFIED (NQ)
                                                                                                    DEFERRED ANNUITY APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
1. OWNER(S) (First, Middle, Last Name)              Street, City, State, Zip Code              Date of Birth (Month/Day/Year)



     Phone Number(s):                                                                          Social Security No./TIN
                                                    |_| Male      |_| Female
------------------------------------------------------------------------------------------------------------------------------------
2. ANNUITANT (If other than Owner)                  Street, City, State, Zip Code              Date of Birth (Month/Day/Year)



     Relationship to Owner:                         Phone Number(s):                           Social Security No./TIN

                                                    |_| Male      |_| Female
------------------------------------------------------------------------------------------------------------------------------------
3.  (A) PRIMARY BENEFICIARY(IES) (If more than one - indicate %)                                 Relationship to Annuitant:


    (B) SUCCESSOR BENEFICIARY(IES) (If any) (If more than one - indicate %)                      Relationship to Annuitant:



------------------------------------------------------------------------------------------------------------------------------------
4. SUCCESSOR ANNUITANT/OWNER INFORMATION (Can only be elected if the Owner and Annuitant are the same person) Must be Annuitant's spouse and the sole primary Beneficiary named in Number 3(a) above. Complete the following:

               _________________________________          ______________________________________
               Spouse's Social Security No.               Spouse's Date of Birth (Month/Day/Year)
------------------------------------------------------------------------------------------------------------------------------------
5. SUCCESSOR OWNER INFORMATION (Available only when the Annuitant and Owner are different persons)

First, Middle, Last Name                            Street, City, State, Zip Code              Date of Birth (Month/Day/Year)


                                                                                               Social Security No./TIN
                                                    |_| Male      |_| Female

------------------------------------------------------------------------------------------------------------------------------------
6. AGE AT WHICH ANNUITY PAYMENTS ARE TO COMMENCE       ____________________
------------------------------------------------------------------------------------------------------------------------------------
7. INITIAL CONTRIBUTION INFORMATION
TOTAL INITIAL CONTRIBUTION: $_______________          |_| By check payable to Equitable Life    |_| By Wire
------------------------------------------------------------------------------------------------------------------------------------
8.  ALLOCATION  Fill in the initial  contribution  allocation to the  Investment Options below.
(A) INITIAL CONTRIBUTION ALLOCATION TO INVESTMENT FUNDS:


     ASSET ALLOCATION SERIES:                                            EQUITY SERIES:
     |_| Conservative Investors............._______% or $_______         |_| Growth & Income......._______% or $_______
     |_| Growth Investors..................._______% or $_______         |_| Common Stock.........._______% or $_______
     FIXED INCOME SERIES:                                                |_| Global................_______% or $_______
     |_| Money Market......................._______% or $_______         |_| International........._______% or $_______
     |_| Quality Bond......................._______% or $_______         |_| Aggressive Stock......_______% or $_______
     |_| Intermediate Gov't Securities......_______% or $_______

(B) INITIAL CONTRIBUTION ALLOCATION TO GUARANTEED PERIOD ACCOUNT:
Each Guarantee Period expires on February 15 of the maturity year. See the prospectus for allocation restrictions which apply to
Annuitants age 65 and above.


|_|1996 ______% or $______      |_|2000 ______% or $______       |_|2004 ______% or $______      |_|2008 ______% or $______
|_|1997 ______% or $______      |_|2001 ______% or $______       |_|2005 ______% or $______      |_|2009 ______% or $______
|_|1998 ______% or $______      |_|2002 ______% or $______       |_|2006 ______% or $______      |_|2010 ______% or $______
|_|1999 ______% or $______      |_|2003 ______% or $______       |_|2007 ______% or $______

                                                TOTAL INITIAL CONTRIBUTION: 100% OR $_______________
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================


                          EQUITABLE LIFE, INCOME MANAGEMENT GROUP, P.O. BOX 13014, NEWARK, N.J. 07188-0014
                                                            (800)789-7771

NQSEC


------------------------------------------------------------------------------------------------------------------------------------
9. |_| PERIODIC WITHDRAWALS (Optional)
(The minimum withdrawal amount is $250, not to exceed 2.25% quarterly and 9% annually of the Annuity Account Value.) WITHDRAWAL: |_|
__________% of Annuity Account Value or |_| $_____________

FREQUENCY:      |_| Quarterly     |_| Annually                      START DATE: ___________________ (Month, Day)

WITHHOLDING ELECTION INFORMATION
    A.   |_| I do not want to have Federal income tax withheld.  (U.S. residence address and Social Security No.\TIN required)
    B.   |_| I want to have 10% Federal income tax withheld from each withdrawal.  (You may also designate an additional amount in line "C.")

    C.   |_| I want the following additional amount withheld from each withdrawal $______________. (You must also complete line
         "B.")

See the prospectus for Withholding Election Instructions.

Unless you specify otherwise, withdrawals and withdrawal charges will be withdrawn on a pro rata basis from the Annuity Account
Value in the Investment Funds.
------------------------------------------------------------------------------------------------------------------------------------
10. TELEPHONE TRANSFER AUTHORIZATION (Optional) __________________ Owner's Initials

I authorize Equitable Life to act upon transfer instructions given by telephone from _________________________ (name of your registered representative) upon furnishing the proper identification. Neither Equitable Life nor any person authorized by Equitable
Life will be responsible for any claim, loss, liability or expense in connection with transfer instructions received by telephone from such person if Equitable Life or such other person acted on such telephone instructions in good faith in reliance upon this authorization. Equitable Life will continue to act upon this authorization until such time as I notify Equitable Life otherwise in writing.
------------------------------------------------------------------------------------------------------------------------------------
11. SPECIAL INSTRUCTIONS


------------------------------------------------------------------------------------------------------------------------------------
12. SUITABILITY
A.  Did you receive THE INCOME MANAGER NQ prospectus?    |_| Yes      |_| No

    ------------------------------------     -----------------------------------
    Date of Prospectus                       Date(s) of any Supplement(s) to
                                             Prospectus
B.  Will any  existing  insurance  or  annuity be (or has it been)  replaced  or
    changed, assuming the Certificate applied for will be issued? |_| Yes |_| No
    If Yes, complete the following:


    ----------      ---------------         -------------------------------     ------------------------
    Year Issued     Type of Plan            Company                             Certificate/Contract Number

    -------------------------------------------------------------------------------------------------------
    Company Address

------------------------------------------------------------------------------------------------------------------------------------
13. AGREEMENT

All information and statements furnished in this application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any Certificate on behalf of
Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment and are not guaranteed unless held to the Expiration Date.

              LAWS IN YOUR STATE MAY MAKE IT A CRIME TO FILL OUT AN
              INSURANCE OR ANNUITY APPLICATION WITH INFORMATION YOU
                  KNOW IS FALSE OR TO LEAVE OUT MATERIAL FACTS.

----------------------------------------------------------------          ------------------------------
Proposed Annuitant's Signature                           Date             Signed at (City, State)

----------------------------------------------------------------          ------------------------------
Signature of Owner (If Other than Proposed Annuitant)    Date             Signed at (City, State)

------------------------------------------------------------------------------------------------------------------------------------

Do you have reason to believe that the Certificate applied for will replace any existing annuity or life insurance on the life
of the annuitant?          |_| Yes      |_| No                (In Florida only) Florida License ID No. ____________
------------------------------------------------------------------------------------------------------------------------------------
Registered Representative Signature                           Print Name & No. of Registered Representative
------------------------------------------------------------------------------------------------------------------------------------
Registered Representative Soc. Sec. No./TIN                   Broker-Dealer/Branch   Client Account No.
------------------------------------------------------------------------------------------------------------------------------------

NQSEC



                                                                                                       FIXED ANNUITY APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
1. OWNER(S) (First, Middle, Last Name)               Street, City, State, Zip Code       Date of Birth (Month/Day/Year)



   Phone Number(s):                                                                      Social Security No./TIN
                                                     |_| Male      |_| Female
------------------------------------------------------------------------------------------------------------------------------------
2. ANNUITANT (If other than Owner)                   Street, City, State, Zip Code       Date of Birth (Month/Day/Year)



     Relationship to Owner:                          Phone Number(s):                    Social Security No./TIN

                                                     |_| Male      |_| Female
------------------------------------------------------------------------------------------------------------------------------------
3.  (A) PRIMARY BENEFICIARY(IES) (If more than one - indicate %)                                 Relationship to Annuitant:


    (B) SUCCESSOR BENEFICIARY(IES) (If any) (If more than one - indicate %)                      Relationship to Annuitant:


------------------------------------------------------------------------------------------------------------------------------------
4. SUCCESSOR ANNUITANT/OWNER INFORMATION (Can only be elected if the Owner and Annuitant are the same person) Must be Annuitant's spouse and the sole primary Beneficiary named in Number 3(a) above. Complete the following:

           ________________________________         _______________________________________
           Spouse's Social Security No.             Spouse's Date of Birth (Month/Day/Year)
------------------------------------------------------------------------------------------------------------------------------------
5. SUCCESSOR OWNER INFORMATION  (Available only when the Annuitant and Owner are different persons)

First, Middle, Last Name                           Street, City, State, Zip Code              Date of Birth (Month/Day/Year)

                                                                                              Social Security No./TIN
                                                   |_| Male      |_| Female

------------------------------------------------------------------------------------------------------------------------------------
6. AGE AT WHICH ANNUITY PAYMENTS ARE TO COMMENCE              __________________
------------------------------------------------------------------------------------------------------------------------------------
7. TYPE OF PROGRAM (Choose one)
|_| PLAN A You must indicate  initial  contribution  allocation to the Guarantee Periods in Section 8 below.
|_| PLAN B The initial contribution allocation to the Guarantee Periods will be determined for you.  Do not complete Section 8.
    Complete the following:
    |_| Initial Contribution Amount $____________ for Fixed Period of _______ years

------------------------------------------------------------------------------------------------------------------------------------
8. INITIAL CONTRIBUTION ALLOCATION (Complete under Plan A only)
INITIAL CONTRIBUTION AMOUNT: $_____________ Indicate the initial contribution allocation to the Guarantee Periods below. Each
Guarantee Period expires on February 15 of the maturity year. See the prospectus for allocation restrictions which apply to
Annuitants age 65 and above.

|_|1996 ______% or $______      |_|2000 ______% or $______       |_|2004 ______% or $______      |_|2008 ______% or $______
|_|1997 ______% or $______      |_|2001 ______% or $______       |_|2005 ______% or $______      |_|2009 ______% or $______
|_|1998 ______% or $______      |_|2002 ______% or $______       |_|2006 ______% or $______      |_|2010 ______% or $______
|_|1999 ______% or $______      |_|2003 ______% or $______       |_|2007 ______% or $______

------------------------------------------------------------------------------------------------------------------------------------
9. |_| PERIODIC WITHDRAWALS (Available under Plan A only)
Subject to a maximum of 7% annually of the Annuity Account Value. The minimum withdrawal amount is $1,000. Periodic Withdrawals will be made on February 15 of each calendar year.

WITHDRAWAL: |_| __________% of Annuity Account Value or |_| $_______________

WITHHOLDING ELECTION INFORMATION
    A.   |_| I do not want to have Federal income tax withheld.  (U.S. residence address and Social Security No./TIN required)
    B.   |_| I want to have Federal income tax withheld from each withdrawal. (You may also designate an additional amount in line "C.")
    C.   |_| I want the following additional amount withheld from each withdrawal $______________.  (You must also complete line "B.")

    See the prospectus for Withholding Election Instructions.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                          EQUITABLE LIFE, INCOME MANAGEMENT GROUP, P.O. BOX 13014, NEWARK, N.J. 07188-0014
                                                           (800) 789-7771


FASEC

------------------------------------------------------------------------------------------------------------------------------------
10. |_| PLAN B WITHHOLDING ELECTION
    A.   |_| I do not want to have Federal income tax withheld.  (U.S. residence address and Social Security No./TIN required)
    B.   |_| I want to have Federal income tax withheld from each payment. (You may also designate an additional amount in line
             "C.")
    C.   |_| I want the following additional amount withheld from each payment $______________.  (You must also complete line "B.")

     See the prospectus for Withholding Election Instructions.
------------------------------------------------------------------------------------------------------------------------------------
11. TELEPHONE TRANSFER AUTHORIZATION ________________ Owner's Initials

I authorize Equitable Life to act upon transfer instructions given by telephone from _____________________________ (name of your registered representative) upon furnishing the proper identification. Neither Equitable Life nor any person authorized by Equitable
Life will be responsible for any claim, loss, liability or expense in connection with transfer instructions received by telephone from such person if Equitable Life or such other person acted on such telephone instructions in good faith in reliance upon this authorization. Equitable Life will continue to act upon this authorization until such time as I notify Equitable Life otherwise in writing.

------------------------------------------------------------------------------------------------------------------------------------
12. SPECIAL INSTRUCTIONS


------------------------------------------------------------------------------------------------------------------------------------
13. SUITABILITY
A.  Did you receive THE INCOME MANAGER F.A. prospectus?  |_| Yes       |_| No

    --------------------------------  ------------------------------------------
    Date of Prospectus                Date(s) of any Supplement(s) to Prospectus
    ------------------                ------------------------------------------

B. Will any existing insurance or annuity be (or has it been) replaced or changed, assuming the Certificate applied for will be
issued? |_| Yes |_| No If Yes, complete the following:


    ----------      ---------------         -------------------------------     ------------------------
    Year Issued     Type of Plan            Company                             Certificate/Contract Number

    ----------------------------------------------------------------------------------------------------
    Company Address
------------------------------------------------------------------------------------------------------------------------------------

14. AGREEMENT

All information and statements furnished in this application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any Certificate on behalf of
Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value may increase or decrease to reflect any market value adjustment and amounts are not guaranteed unless held to the Expiration Date.

                                        LAWS IN YOUR STATE MAY MAKE IT A CRIME TO FILL OUT AN
                                        INSURANCE OR ANNUITY APPLICATION WITH INFORMATION YOU
                                            KNOW IS FALSE OR TO LEAVE OUT MATERIAL FACTS.


-------------------------------------------------------------------          ------------------------------
Proposed Annuitant's Signature                              Date             Signed at (City, State)

-------------------------------------------------------------------          ------------------------------
Signature of Owner (If Other than Proposed Annuitant)       Date             Signed at (City, State)
------------------------------------------------------------------------------------------------------------------------------------


Do you have reason to believe that the Certificate applied for will replace any existing annuity or life insurance on the life
of the annuitant?          |_| Yes      |_| No                (In Florida only) Florida License ID No. ____________
------------------------------------------------------------------------------------------------------------------------------------
Registered Representative Signature                           Print Name & No. of Registered Representative
------------------------------------------------------------------------------------------------------------------------------------
Registered Representative Soc. Sec. No./TIN                   Broker-Dealer/Branch   Client Account No.
------------------------------------------------------------------------------------------------------------------------------------

FASEC